Exhibit 99.2

Third Quarter 2020 Financial Results and Business Update November 5, 2020 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2020 Theravance Biopharma. All rights reserved.

Forward - looking statements 2 Under the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 , the company cautions investors that any forward - looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward - looking statements or projections . Examples of forward - looking statements in this presentation may include the Company’s strategies, plans and objectives, the Company’s regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company’s product and product candidates, the potential that the Company’s research programs will progress product candidates into the clinic, the Company’s expectations for product candidates through development, the Company's expectations regarding its allocation of resources, potential regulatory approval and commercialization (including their differentiation from other products or potential products), product sales or profit share revenue and the Company’s expectations for its 2020 operating loss, excluding share - based compensation and other financial results . The company’s forward - looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts on the COVID - 19 global pandemic on our business, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s compounds or product candidates are unsafe or ineffective, risks that product candidates do not obtain approval from regulatory authorities, the feasibility of undertaking future clinical trials for our product candidates based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, current and potential future disagreements with Innoviva, Inc . and TRC LLC, the uncertainty of arbitration and litigation and the possibility that an arbitration award or litigation result could be adverse to the Company . Other risks affecting Theravance Biopharma are in the company's Form 10 - Q filed with the SEC on August 10 , 2020 , and other periodic reports filed with the SEC .

Q3 Financial results and business update agenda

Introduction	**Gail B. Cohen** Vice President, Corporate Communications & Investor Relations
Overview	**Rick E Winningham** Chief Executive Officer
Commercial and Development Update	**Frank Pasqualone** Senior Vice President, Chief Commercial Operations Officer **Brett Haumann, M.D.** Senior Vice President, Chief Medical Officer
Financial Update	**Andrew Hindman** Senior Vice President, Chief Financial Officer
Closing Remarks	**Rick E Winningham** Chief Executive Officer

Theravance Biopharma
Medicines That Make a Difference
3

YUPELRI ® (revefenacin) inhalation solution First and only once - daily, nebulized maintenance medicine for COPD

YUPELRI® (revefenacin) inhalation solution

FDA-approved for the maintenance treatment of COPD


YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL
Mylan
30

- Once-daily LAMAs are first-line therapy for moderate-to-severe COPD[1]
- 9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]

Theravance Biopharma ⇄ Mylan

TBPH and **MYL** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI® (revefenacin)

TBPH 35% | 65% MYL

Companies co-promote under US profit/loss share

1. Global Strategy for Diagnosis, Management, and Prevention of COPD, 2018.
2. TBPH market research (N = 160 physicians); refers to US COPD patients.

COPD, chronic obstructive pulmonary disease; LAMA, long acting muscarinic receptor antagonist

Theravance Biopharma
Medicines That Make a Difference
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YUPELRI® launch metrics

Strong customer acceptance and market uptake

FORMULARY[1]

- **191 wins** (equates to 363 accounts)
- **78% of formulary accounts ordering**
- **100% medical support requests fulfilled** <30 days

PATIENT

- **Field force continues hybrid approach to customer interactions (live and virtual)**
- **~50,000 patients[2] prescribed** *(through Q3 2020)*

ACCESS

- **100% Medicare Part B[3]**
- **74% of commercial payer lives covered** (comprises **~8%** of the YUPELRI® business)



TBPH
35%
65%
MYL

- **Theravance Biopharma's implied 35% share of Net Sales during Q3-2020 was $13M**
- **Increased market share and achieved quarter-over-quarter Net Sales growth of 22%**

Theravance Biopharma
Medicines That Make a Difference

Majority of YUPELRI® volume flows through durable medical equipment channel (approximately 3-month lag in data capture); remaining volume flows through hospitals, retail and long-term care pharmacies. Wholesale acquisition cost (WAC): $1,066 per month (or ~$35 per day). 1. Launch through October 2, 2020. 2. TBPH estimate derived from integrating multiple data sources. 3. For patients with supplemental insurance; approximately 20% of patients may be responsible for co-pay and/or supplemental insurance. Source: www.CMS.gov.

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Key programs supported by proven development and commercial expertise

	Program	Indication	Stage	Collaborator
	Ampreloxetine (TD-9855) NRI	Symptomatic nOH	Phase 3	Wholly-owned
Organ-Selective	**TD-1473** GI JAKi	UC	Phase 2b/3	Janssen
Organ-Selective	**TD-1473** GI JAKi	CD	Phase 2	Janssen
Organ-Selective	**TD-5202** Irreversible JAK3i	Inflammatory intestinal diseases	Phase 1	Janssen
Organ-Selective	**YUPELRI® (revefenacin)** LAMA	COPD	Marketed	Mylan
Organ-Selective	**TD-8236** Inhaled JAKi	Asthma	Phase 2	Wholly-owned
Organ-Selective	**TD-0903** Inhaled JAKi	COVID-19	Phase 2	Wholly-owned

Stages: Research, Phase 1, Phase 2, Phase 3, Filed, Marketed

	Program	Indication	Stage	Rights
Economic Interests	**TRELEGY ELLIPTA[1]** FF/UMEC/VI	COPD	Marketed	GSK & Innoviva, Inc.
Economic Interests	**TRELEGY ELLIPTA[1]** FF/UMEC/VI	Asthma	Marketed	GSK & Innoviva, Inc.
Economic Interests	**Skin-selective JAKi**	Dermatological diseases	Research	Pfizer

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. CD, Crohn's disease; FF/UMEC/VI, fluticasone/umeclidinium/vilanterol; JAKi, Janus kinase inhibitor; nOH, neurogenic orthostatic hypotension; NRI, norepinephrine reuptake inhibitor; UC, ulcerative colitis.

Theravance Biopharma
Medicines That Make a Difference
7

TD - 8236 Potential first inhaled JAKi for asthma

TD - 8236: Phase 1 clinical trial design Parts A & B completed September 2019; Part C enrollment completed — data reporting 4Q 2020 PART C MoA Biomarkers (Moderate - to - severe asthmatics + ICS) FeNO, fractional exhaled nitric oxide; ICS, inhaled corticosteroids; MAD, multiple ascending dose; pSTAT , phosphorylated signal transducer and activator of transcription; SAD, single ascending dose. 9 4000µg N=16 active/8 Placebo All cohorts: N=6 active/2 Placebo 4500µg 500µg 1500µg 150µg 50µg 1 2 3 4 5 6 7 D 1500 µg 1 2 3 4 5 6 7 D 150µg 500µg 1500µg 1 2 3 4 5 6 7 D 1 2 3 4 5 6 7 D 1 2 3 4 5 6 7 D PART A PART B SAD ( Healthy volunteers) Safety and PK MAD ( Mild asthmatics) Safety, PK, and PD (FeNO) ‣ Goal: build confidence in compound, MoA and dose in early - development ‣ Endpoints: FeNO ; pSTAT1 and pSTAT6 in bronchoalveolar lavage fluid; cytokines; epithelial gene expression T2 - dominant, n=8 Non - T2 - dominant, n=8

TD-8236: Positive Phase 1 trial in healthy subjects and patients with mild and moderate/severe asthma

Phase 1 Profile	Healthy Volunteer Single-Dose (Part A)	Mild Asthma Multiple-Dose (Part B)	Mod/Severe Asthma [+ ICS] Multiple-Dose (Part C)
Generally well-tolerated	✓	✓	✓
Minimal systemic exposure	✓	✓	✓
PK and PD profile consistent with once daily dosing	✓	✓	✓
Biologic activity in lungs of patients with asthma		✓ ↓ FeNO	✓ ↓ FeNO, pSTAT1, pSTAT6

- Biomarkers of JAK target engagement (pSTAT1 and pSTAT6) significantly reduced in lungs of T2 high and T2 low moderate/severe asthmatics on top of inhaled corticosteroids
- Ongoing analysis of effect of TD-8236 on additional biomarkers including cytokines and gene expression

Theravance Biopharma
Medicines That Make a Difference
10

-50 -40 -30 -20 -10 0 10 20 30 40 -0.4 -0.2 0.0 0.2 0.4 Favors Placebo Favors TD - 8236 Favors TD - 8236 Favors Placebo No impact of TD - 8236 on the Late Asthmatic Response (LAR) Significant reductions in inflammation marker ( FeNO ) and favorable safety and tolerability ‣ TD - 8236 was generally well - tolerated as a single daily dose administered for 14 consecutive days 11 Primary Endpoint: Weighted Mean Area Under the Curve, 3 – 8 h. LS, least - squares; CI, confidence interval. % Change in FeNO Late Asthmatic Response Difference from Placebo, Liters (LS Means ± 95% CI) Difference from Placebo, % (LS Means ± 95% CI) 1500 µg 150 µg Day 14 Day 14 Day 7 - 0.01 n=22 - 0.04 n=20 4.28 n=22 - 20.16 n=24 - 3.72 n=22 - 26.87 n=23

-50 -40 -30 -20 -10 0 10 20 30 40 TD - 8236 FeNO Reductions Consistent Across Phase 1 and 2 ‣ FeNO reductions observed in moderate - to - severe asthmatics taking inhaled corticosteroids LAC, lung allergen challenge. 12 Phase 1 (Part B) Mild Asthmatics Phase 2 (LAC) Mild Asthmatics Phase 1 (Part C) Moderate – Severe Asthmatics + ICS Difference from Placebo (%) (LS Means ± 95% CI) 1500 µg 150 µg Day 7 Day 7 Day 14 Day 7 - 7.65 n=6 - 24.90 n=6 4.28 n=22 - 20.16 n=24 - 3.72 n=22 - 26.87 n=23 - 22.80 n=8 Favors Placebo Favors TD - 8236

TD - 0903 Program Nebulized lung - selective pan - JAK inhibitor to treat: ‣ Acute hyperinflammation of the lung in COVID - 19 ‣ Chronic inflammation for the prevention of lung transplant rejection

Host inflammatory response to COVID-19 drives ALI and ARDS



Stage I
(Early Infection)
Stage II
(Pulmonary Phase)
IIA
IIB
Stage III
(Hyperinflammation Phase)
Severity of Illness
Viral response phase
Host inflammatory response phase
Potential for TD-0903 effect
Time Course

Clinical symptoms	Mild constitutional symptoms Fever >99.6°F Dry cough, diarrhea, headache	Shortness of breath Hypoxia (PaO_2/FiO_2 ≤300 mmHg)	ARDS SIRS/shock Cardiac failure
Clinical signs	Lymphopenia, increased prothrombin time, increased D-Dimer and LDH (mild)	Abnormal chest imaging Transaminitis Low normal procalcitonin	Elevated inflammatory markers (CRP, LDH, IL-6, D-dimer, ferritin) Troponin, NT-proBNP elevation

Theravance Biopharma
Medicines That Make a Difference

ALI Acute Lung Injury; ARDS, Acute respiratory distress syndrome
Adapted from Siddiqi HK, et al. J Heart Lung Transplant 2020 Mar 20.
CRP, C-reactive protein; LDH, lactate dehydrogenase; NT-proBNP, ventricular natriuretic peptide; SIRS, severe inflammatory response syndrome.

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Phase 1: Healthy volunteers 1 mg 3 mg 10 mg Phase 2: Hospitalized COVID - 19 patients 1 mg 3 mg 10 mg Single - ascending dose Multiple - ascending dose x 7 days Dose X + SOC Placebo + SOC x x Part 2: Parallel group x 7 days 1 mg 3 mg 10 mg Repeat - dose safety, tolerability & PK Single - dose safety, tolerability & PK Repeat - dose safety, tolerability, PK & early dose - dependent efficacy Proof of concept efficacy and safety Part 1: Multiple - ascending dose x 7 days TD - 0903: Development plan designed to progress rapidly SOC, standard of care. 15 x

TD - 0903 Phase 1 Supports Initiation of Phase 2 in COVID - 19 Nebulized lung - selective pan - JAK inhibitor to treat acute hyperinflammation of the lung in COVID - 19 ‣ TD - 0903 was well tolerated as single daily doses across a dose range from 1 mg to 10 mg for 7 days in healthy subjects ‣ Adverse events were assessed to be mild or moderate in severity, and none led to discontinuation of study treatment ‣ No clinically relevant changes in laboratory parameters, vital signs, or ECGs IC 50 , half - maximal inhibitory concentration; SD, standard deviation. 16 Favorable safety and tolerability profile and PK below levels anticipated to exert systemic effects Safety and Tolerability Systemic Pharmacokinetics 0 50 100 150 200 250 300 350 400 0 4 8 12 16 20 24 3 mg 1 mg 10 mg JAK IC 50 (binding - corrected) Mean TD - 0903 Plasma Concentration, ng/mL (SD) Time, h

Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy

Economic interest in GSK's TRELEGY

Upward-tiering royalties of ~5.5–8.5% of worldwide net sales[1]


Strongest US ELLIPTA Launch
TRx Volume (Thousands)
300
250
200
150
100
50
TRELEGY
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Month Post Launch
ANORO
ARNUITY
BREO
INCRUSE

Launched in US in November 2017

Source: GSK, IQVIA NPA weekly TRx data. This information is an estimate derived from the use of information under license from the following IQVIA information service: NPA for the time period Sept 2013 through Sept 2020. IQVIA expressly reserves all rights, including rights of copying, distribution, & republication.

TRELEGY

- Q3 net sales of £194MM (or $252MM)
- Increased market share with sales up 45% year-over-year
- US asthma indication approved September 9, 2020, and launched this quarter
  - Results from the CAPTAIN study published in *The Lancet Respiratory Medicine*

Theravance Biopharma
Medicines That Make a Difference

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of ICS, LAMA, and LABA, active components of Anoro (UMEC/VI).

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Third quarter 2020 financial highlights Well - capitalized with $358.3 million 1 as of September 30, 2020 1. Cash, cash equivalents and marketable securities. 2. Amounts include share - based compensation. 19

The Theravance Biopharma Difference

Q1 Q2 Q3 Q4 Multiple potential milestones and value - driving catalysts expected in 2021 1. TBPH holds 85% economic interest in upward - tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of roy alt ies received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. 21 Commercial progression of YUPELRI ® and GSK’s TRELEGY ELLIPTA 2021 Phase 2 TD - 0903 COVID - 19 Topline results SEQUOIA: Phase 3 4 - week study for efficacy Ampreloxetine nOH Topline results Phase 2b 8 - week induction study Phase 2 induction study: placebo - controlled RHEA: Ulcerative colitis DIONE: Crohn’s disease TD - 1473 Topline results Topline results

Creating transformational value for stakeholders 22 Innovative research yielding organ - selective molecular designed assets Proven development and commercial expertise Strategic partnerships Value driving catalysts Strong capital position

Holding steadfast to our mission 23 …treatments for serious diseases to maximize patient benefit while minimizing patient risk Discovering… Developing… Commercializing…

About YUPELRI ® (revefenacin) inhalation solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. 24

YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 25